                                 UGI Corporation
                              460 North Gulph Road
                                 King of Prussia
                               Pennsylvania 19406
                                       USA


Raiffeisen Zentralbank Osterreich
Aktiengesellschaft
Am Stadtpark 9
1030 Wien
Austria


Statement regarding Guarantee Agreement (A) dated 21 September 1999


Ladies and Gentlemen,

We have taken note of the attached amendment offer of Flaga GmbH (the "Offer").

We hereby irrevocably and unconditionally agree that the Offer be accepted by your bank.

Moreover, we hereby irrevocably and unconditionally agree and confirm that the Guarantee Agreement (A) as executed and concluded in Bratislava on 21 September 1999 by and between your bank as beneficiary and our company as guarantor shall remain in full force and effect and fully applicable in accordance with its terms in the event that you accept the Offer (such Guarantee Agreement (A) shall of course also remain in full force and effect and fully applicable in accordance with its terms in the event that you do not accept the Offer), subject to the following:

Clause 4.(l) of the Guarantee Agreement (A) shall be replaced by the following provision:

      "(l) in the event that both Standard & Poor's and Moody's (or, if Standard & Poor's and/or Moody's no longer exist, other rating agency or rating agencies according to clause 4.(k)) decrease the rating of Utilities below A- (A minus), UGI shall grant RZB an additional security for the Secured Obligations either in form of a pledge over a cash deposit held with RZB in the amount of USD 10 million (United States Dollar ten million) or in form of a letter of credit (abstract bank guarantee under Austrian law) in the amount of USD 10 million (United States Dollar ten million) issued by a bank with a rating of at least A- (A minus); such pledge over a cash deposit shall be established in a legal, valid and binding manner within one month, and such letter of credit shall be issued in a legal, valid and binding manner within 45 calender days, from the day on which UGI is informed about such decrease of rating. In the event additional security is granted as set forth in this clause 4.(l), UGI is deemed to be in compliance with this clause 4.(l). In addition, if any of the aforementioned agencies thereafter increases the rating of Utilities to at least A- (A minus), RZB shall be obligated to release the additional security as obtained under clause 4.(l), and UGI shall be deemed to be in compliance with this clause 4.(l); this clause 4.(l) cannot result in RZB receiving an additional security in excess of USD 10 million under Guarantee Agreements (A), (B) and (C) collectively; and".


      dated 11. October 2001                        UGI Corporation


1 Attachment: Offer of Flaga GmbH dated 11. October 2001


We hereby accept the above statement of UGI Corporation:


Bratislava, dated 11. October 2001          Raiffeisen Zentralbank Osterreich
                                            Aktiengesellschaft

                                   FLAGA GmbH
                             An der Bundesstrasse 6
                                 2100 Leobendorf
                                     Austria




Raiffeisen Zentralbank
Osterreich Aktiengesellschaft
Am Stadtpark 9
1030 Vienna
Austria                                             Bratislava, 11. October 2001



RE.: OFFER (A)


Dear Sirs,

we, FLAGA GmbH, An der Bundesstrasse 6, 2100 Leobendorf, Austria, herewith refer to our previous Offer (A) (hereinafter the "Offer (A)") and propose to amend the terms of Offer (A) as follows (Clauses referred to herein are Clauses of Offer
(A)):

Clause 2.2. shall be replaced by the following:

"2.2. The Borrower shall draw the Loan either in EURO or in Austrian Schilling ("ATS") by giving the Bank notice in the form of Annex I hereto not later than 11:00 a.m. central European time ("CET") on the Business Day on which the Loan amount is required to be disbursed. As at the end of each interest period and before 31. December 2001, the Borrower shall have the right to convert a part of the Loan amount drawn hereunder equivalent to EUR 18.500.000 into USD. This right, however, can only be exercised once."

In Clause 4.2. the following provision shall be added:

"In the event that the Borrower exercises its conversion right stipulated in Clause 2.2., the following shall apply to the respective USD amount:

The rate of interest payable on the outstanding Loan amount in USD for each interest period shall be the rate per annum representing the aggregate of:

(a)      the margin of 1.25% and

(b)      the rate

         (i)      which is quoted for 1-, 2-, 3-, 4-, 5-, 6-, 7-, 8-, 9-, 10-,
                  11- or 12-month deposits in USD (depending on

Offer (A)                                                                 page 1
                  the interest period) on Telerate page 3750 (rounded up to four decimal places) as at or about 11:00 a.m. (CET) on the second Business Day before the commencement of that Interest Period, or if no such rate is then available for USD deposits of 1-, 2-, 3-, 4-, 5-, 6-, 7-, 8-, 9-, 10-, 11- or 12-month, the rate which is determined by the Bank to be the arithmetic mean (rounded up to four decimal places) of the offered rates per annum for 1-, 2-, 3-, 4-, 5-, 6-, 7-, 8-, 9-, 10-, 11- or
                  12-month deposits which are advised to the Bank by three major banks active in the London inter-bank market selected by the Bank, or

         (ii) which is quoted by the Bank for interest periods starting at the date of the exercise of the conversation right stipulated in Clause 2.2. ("Conversion Date") until the following Repayment Dates: 10.03.2002, 10.09.2002, 10.03.2003,
                  10.09.2003, 10.03.2004, 10.09.2004, 10.03.2005 and
                  10.09.2005."

Clause 6.1 shall be replaced by the following:

"6.1
(a) In the event that the Borrower does not exercise its conversion right stipulated in Clause 2.2., it shall repay the Loan in accordance with the following repayment schedule:

   on ("Repayment Date")         an EUR amount of
                                ("Repayment Amount")
-----------------------------------------------------
         10.09.01                     5,000,000
         10.03.02                     1,250,000
         10.09.02                     1,250,000
         10.03.03                     2,500,000
         10.09.03                     2,500,000
         10.03.04                     2,500,000
         10.09.04                     2,500,000
         10.03.05                     5,000,000
         10.09.05                     5,000,000
         10.03.06                     5,000,000
         10.09.06                    41,500,000

(b) In the event that the Borrower does exercise its conversion right stipulated in Clause 2.2., it shall repay the Loan in accordance with the following repayment schedule:

Offer (A)                                                                 page 2

   on ("Repayment Date")       an amount of USD       an amount of EUR
                             ("Repayment Amount")    ("Repayment Amount")
---------------------------------------------------------------------------
         10.09.01                                           5,000,000
         10.03.02                        1,129,750                  0
         10.09.02                        1,129,750                  0
         10.03.03                        2,259,500                  0
         10.09.03                        2,259,500                  0
         10.03.04                        2,259,500                  0
         10.09.04                        2,259,500                  0
         10.03.05                        4,519,000                  0
         10.09.05                          903,800          4,000,000
         10.03.06                                           5,000,000
         10.09.06                                          41,500,000"

In Clause 8.1. the following provision shall be added:

"In the event that the Borrower exercises its conversion right stipulated in Clause 2.2., payments of principal and interest relating to the respective USD amount shall be made in (a) USD for value on the due date and (b) in full without any deduction or withholding (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise whatsoever)."

All other clauses of Offer (A) shall remain unchanged.

You can accept the present proposal by debiting our account no. 1-00.640.763 with an account fee in the amount of ATS 350.00, not later than 11. October 2001. You are hereby irrevocably authorized to make such debit.

If you accept the present proposal, the respective amendments shall also apply to any agreement resulting from Offer (A).


                                          With kind regards,

                                              FLAGA GmbH


Offer (A)                                                                 page 3

                                 UGI Corporation
                              460 North Gulph Road
                                 King of Prussia
                               Pennsylvania 19406
                                       USA


Raiffeisen Zentralbank Osterreich
Aktiengesellschaft
Am Stadtpark 9
1030 Wien
Austria


Statement regarding Guarantee Agreement (B) dated 21 September 1999


Ladies and Gentlemen,

We have taken note of the attached amendment offer of Flaga GmbH (the "Offer").

We hereby irrevocably and unconditionally agree that the Offer be accepted by your bank.

Moreover, we hereby irrevocably and unconditionally agree and confirm that the Guarantee Agreement (B) as executed and concluded in Bratislava on 21 September 1999 by and between your bank as beneficiary and our company as guarantor shall remain in full force and effect and fully applicable in accordance with its terms in the event that you accept the Offer (such Guarantee Agreement (B) shall of course also remain in full force and effect and fully applicable in accordance with its terms in the event that you do not accept the Offer), subject to the following:

Clause 4.(l) of the Guarantee Agreement (B) shall be replaced by the following provision:

      "(l) in the event that both Standard & Poor's and Moody's (or, if Standard & Poor's and/or Moody's no longer exist, other rating agency or rating agencies according to clause 4.(k)) decrease the rating of Utilities below A- (A minus), UGI shall grant RZB an additional security for the Secured Obligations either in form of a pledge over a cash deposit held with RZB in the amount of USD 10 million (United States Dollar ten million) or in form of a letter of credit (abstract bank guarantee under Austrian law) in the amount of USD 10 million (United States Dollar ten million) issued by a bank with a rating of at least A- (A minus); such pledge over a cash deposit shall be established in a legal, valid and binding manner within one month, and such letter of credit shall be issued in a legal, valid and binding manner within 45 calender days, from the day on which UGI is informed about such decrease of rating. In the event additional security is granted as set forth in this clause 4.(l), UGI is deemed to be in compliance with this clause 4.(l). In addition, if any of the aforementioned agencies thereafter increases the rating of Utilities to at least A- (A minus), RZB shall be obligated to release the additional security as obtained under clause 4.(l), and UGI shall be deemed to be in compliance with this clause 4.(l); this clause 4.(l) cannot result in RZB receiving an additional security in excess of USD 10 million under Guarantee Agreements (A), (B) and (C) collectively; and".



      dated 19. October 2001                        UGI Corporation


1 Attachment: Offer of Flaga GmbH dated 19. October 2001


We hereby accept the above statement of UGI Corporation:


Bratislava, dated 19. October 2001          Raiffeisen Zentralbank Osterreich
                                            Aktiengesellschaft

                                   FLAGA GmbH
                             An der Bundesstrasse 6
                                 2100 Leobendorf
                                     Austria




Raiffeisen Zentralbank
Osterreich Aktiengesellschaft
Am Stadtpark 9
1030 Vienna
Austria                                             Bratislava, 19. October 2001



RE.: OFFER (B)


Dear Sirs,

we, FLAGA GmbH, An der Bundesstrasse 6, 2100 Leobendorf, Austria, herewith refer to our previous Offer (B) as amended in September 2000 (hereinafter the "Offer (B)") and propose to amend the terms of Offer (B) as follows (Clauses referred to herein are Clauses of Offer (B)):


Clause 6.1 (a) and (b) shall be replaced by the following:

"6.1 Subject to clause 4.1 (e) and (f) as applicable to the respective Tranche, repayments shall be made as follows:

(a) in respect of Tranche I, repayments have to be made on the date and in amounts as follows:

       Date            Amount in ATS     Amount in EUR
-------------------------------------------------------
     01.08.01             11,320,500           822,693
     01.02.02              5,779,326           420,000
     01.08.02              5,779,326           420,000
     01.02.03              5,779,326           420,000
     30.06.03              5,779,326           420,000
     01.02.04              6,880,150           500,000
     01.08.04              6,880,150           500,000
     01.02.05              6,880,150           500,000
     01.08.05              6,880,150           500,000
     01.02.06              6,880,150           500,000
     01.08.06              6,880,150           500,000
     01.02.07              6,880,150           500,000
     01.08.07              1,842,490           133,899

Offer (B)                                                                 page 1

(b) in respect of Tranche II, repayment shall be made on the respective Final Maturity."

All other clauses of Offer (B) shall remain unchanged.

You can accept the present proposal by debiting our account no. 1-00.640.763 with an account fee in the amount of ATS 300.00, not later than 19. October 2001. You are hereby irrevocably authorized to make such debit.

If you accept the present proposal, the respective amendments shall also apply to any agreement resulting from Offer (B).


                                            With kind regards,

                                                FLAGA GmbH


Offer (B)                                                                 page 2

                                 UGI Corporation
                              460 North Gulph Road
                                 King of Prussia
                               Pennsylvania 19406
                                       USA


Raiffeisen Zentralbank Osterreich
Aktiengesellschaft
Am Stadtpark 9
1030 Wien
Austria


Statement regarding Guarantee Agreement (C) dated 21 September 1999


Ladies and Gentlemen,

We have taken note of the attached amendment offer of Flaga GmbH (the "Offer").

We hereby irrevocably and unconditionally agree that the Offer be accepted by your bank.

Moreover, we hereby irrevocably and unconditionally agree and confirm that the Guarantee Agreement (C) as executed and concluded in Bratislava on 21 September 1999 by and between your bank as beneficiary and our company as guarantor shall remain in full force and effect and fully applicable in accordance with its terms in the event that you accept the Offer (such Guarantee Agreement (C) shall of course also remain in full force and effect and fully applicable in accordance with its terms in the event that you do not accept the Offer), subject to the following:

Clause 4.(l) of the Guarantee Agreement (C) shall be replaced by the following provision:

      "(l) in the event that both Standard & Poor's and Moody's (or, if Standard & Poor's and/or Moody's no longer exist, other rating agency or rating agencies according to clause 4.(k)) decrease the rating of Utilities below A- (A minus), UGI shall grant RZB an additional security for the Secured Obligations either in form of a pledge over a cash deposit held with RZB in the amount of USD 10 million (United States Dollar ten million) or in form of a letter of credit (abstract bank guarantee under Austrian law) in the amount of USD 10 million (United States Dollar ten million) issued by a bank with a rating of at least A- (A minus); such pledge over a cash deposit shall be established in a legal, valid and binding manner within one month, and such letter of credit shall be issued in a legal, valid and binding manner within 45 calender days, from the day on which UGI is informed about such decrease of rating. In the event additional security is granted as set forth in this clause 4.(l), UGI is deemed to be in compliance with this clause 4.(l). In addition, if any of the aforementioned agencies thereafter increases the rating of Utilities to at least A- (A minus), RZB shall be obligated to release the additional security as obtained under clause 4.(l), and UGI shall be deemed to be in compliance with this clause 4.(l); this clause 4.(l) cannot result in RZB receiving an additional security in excess of USD 10 million under Guarantee Agreements (A), (B) and (C) collectively; and".



      dated 28. September 2001                         UGI Corporation


1 Attachment: Offer of Flaga GmbH dated 28. September 2001


We hereby accept the above statement of UGI Corporation:


Bratislava, dated 28. September 2001         Raiffeisen     Zentralbank
                                        Osterreich
                                                 Aktiengesellschaft

                                   FLAGA GmbH
                             An der Bundesstrasse 6
                                 2100 Leobendorf
                                     Austria




Raiffeisen Zentralbank
Osterreich Aktiengesellschaft
Am Stadtpark 9
1030 Vienna
Austria                                           Bratislava, 28. September 2001


RE.: OFFER (C)


Dear Sirs,

we, FLAGA GmbH, An der Bundesstrasse 6, 2100 Leobendorf, Austria, herewith refer to our previous Offer (C) as amended in September 2000 and December 2000 (hereinafter the "Offer (C)") and propose to amend the terms of Offer (C) as follows (Clauses referred to herein are Clauses of Offer (C)):


The date in Clause 2.1. shall be replaced by 28. September 2002.

In Clause 4.1.(d) the first date shall be replaced by 30. October 2002, and "August 2001" shall be replaced by September 2002.

All other clauses of the aforementioned offer shall remain unchanged.

You can accept the present proposal by debiting our account no. 1-00.640.763 with an account fee in the amount of ATS 250.00, not later than 28. September 2001. You are hereby irrevocably authorized to make such debit.

If you accept the present proposal, the respective amendments shall also apply to any agreement resulting from Offer (C).

                                                With kind regards,

                                                    FLAGA GmbH


Offer (C)                                                                 page 1